UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2014

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, San Francisco, CA

94105

(Address of Principal Executive Offices, Including Zip Code)

(415) 278-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On April 8, 2014, Lynda Gustafson provided notice of her resignation as Vice President, Corporate Controller of The Gymboree Corporation (the “Company”). Ms. Gustafson also acts as the Company’s principal accounting officer. Ms. Gustafson’s last day of employment with the Company will be on or about June 9, 2014. The Company intends to retain Ms. Gustafson as a consultant to the Company in connection with the transition to her successor.

SIGNATURE

Paursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Date: April 10, 2014	By:	/s/ Mark Breitbard
Name: Mark Breitbard Title: Chief Executive Officer